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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 13, 1999

                        True North Communications Inc.
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            (exact name of registrant as specified in its charter)

Delaware                                                              36-1088162
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(State or other jurisdiction       (Commission File Number)    (IRS Employer
of incorporation)                                            Identification No.)


101 East Erie Street, Chicago, Illinois                               60611-2897
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code:              (312) 425-6500
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                               (Not Applicable)
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          Former name or former address, if changed since last report
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Item 5.  Other Events

         On April 13, 1999, the registrant issued a release in the form attached to this Report as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits:

99.1     Press Release dated April 13, 1999.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              TRUE NORTH COMMUNICATIONS INC.

                              By  /s/  KEVIN J. SMITH
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                                        Kevin J. Smith
                                   Senior Vice President
                                  Chief Accounting Officer


Dated: April 13, 1999

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                                 EXHIBIT INDEX

Exhibit No.              Description
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99.1                     Press Release dated April 13, 1999

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